SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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      MARSHALL ISLANDS                 000-14135              52-2098714
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(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)




             ONE STATION PLACE, STAMFORD,               06902
                     CONNECTICUT                     (Zip Code)
       (Address of Principal Executive Offices)


                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events


On June 1, 2005, OMI Corporation (the "Company") issued a press release announcing that the Board of Directors has declared a dividend of $0.08 per share on its common stock to shareholder's of record on June 23, 2005, payable July 13, 2005, and new time charter contracts relating to five vessels. The press release is furnished herewith as Exhibit 99.





 Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on June 1, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date : June 1, 2005           By:   /s/ Craig H. Stevenson, Jr.
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                                        Craig H. Stevenson, Jr. Chairman
                                        of the Board and Chief Executive
                                        Officer


Date : June 1, 2005           By:   /s/ Kathleen C. Haines
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                                        Kathleen C. Haines
                                        Senior Vice President, Chief
                                        Financial Officer and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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          99   Press Release issued by the Company on June 1, 2005 announcing dividends declared by the Board of Directors and new time charters.